SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the

                         Securities Exchange Act of 1934

Filed by the registrant |X|

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement            [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
[X] Definitive proxy statement                 Rule 14a-6(e)(2))

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              FAB INDUSTRIES, INC.

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

       |X|    No fee required.

       [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

       (1)    Title of each class of securities to which transaction applies:

       (2)    Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       (4)    Proposed maximum aggregate value of transaction:

       (5)    Total fee paid:

       [ ]    Fee paid previously with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)    Amount previously paid:

       (2)    Form, schedule or registration statement no.:

       (3)    Filing party:

       (4)    Date filed:

                              FAB INDUSTRIES, INC.
                               200 Madison Avenue
                            New York, New York 10016

                              --------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   May 3, 2001

                              --------------------


TO THE STOCKHOLDERS OF FAB INDUSTRIES, INC.:


         Please take notice that the Annual Meeting of Stockholders of Fab Industries, Inc. (the "Company") will be held at the principal office of the Company, 200 Madison Avenue, New York, New York 10016, on Thursday, May 3, 2001 at 10:15 a.m., local time, for the following purposes:

                  1. To elect two (2) directors to Class I of the Company's Board of Directors.

                  2. To approve the Fab Industries, Inc. 2001 Stock Incentive Plan.

                  3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on March 9, 2001 as the record date for the purpose of determining the stockholders entitled to notice of, and to vote at, the meeting. A list of the stockholders entitled to vote at the meeting will be open to the examination of any stockholder of the Company for any purpose germane to the meeting during ordinary business hours, at the offices of the Company, 200 Madison Avenue, New York, New York 10016, for the 10-day period prior to the meeting.

         You are requested, whether or not you plan to be present at the meeting, to mark, date, sign and return promptly the accompanying proxy in the enclosed envelope to which no postage need be affixed if mailed in the United States. You may revoke your proxy for any reason at any time prior to the voting thereof, and if you attend the meeting in person you may withdraw the proxy and vote your own shares.

                                             By Order of the Board of Directors,


                                             /s/ Sherman S. Lawrence
                                             ----------------------------------
                                             SHERMAN S. LAWRENCE
                                             Secretary

Dated:  April 2, 2001

                         ANNUAL MEETING OF STOCKHOLDERS

                                       OF

                              FAB INDUSTRIES, INC.

                               200 Madison Avenue
                            New York, New York 10016

                             ----------------------


                                 PROXY STATEMENT

                             ----------------------


         The proxy accompanying this Proxy Statement is solicited by the Board of Directors of Fab Industries, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the principal office of the Company, 200 Madison Avenue, New York, New York 10016, on Thursday, May 3, 2001 at 10:15 a.m., local time, and at any adjournment or adjournments thereof (the "Annual Meeting"). All proxies in the accompanying form which are properly executed and duly returned will be voted in accordance with the instructions specified therein. If no instructions are given, such proxies will be voted (i) FOR the election of the nominees named below under the caption "Election of Directors,"
(ii) FOR the proposal to approve the Fab Industries, Inc. 2001 Stock Incentive Plan, and (iii) in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Annual Meeting. The proxy may be revoked at any time prior to its exercise by written notice to the Company, by submission of another proxy bearing a later date, or by voting in person at the Annual Meeting. The approximate date of mailing of this Proxy Statement and the accompanying proxy to stockholders is April 2, 2001.

                         VOTING SECURITIES--RECORD DATE

         Only holders of the Company's common stock, par value $.20 per share (the "Common Stock"), of record at the close of business on March 9, 2001 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. On that date, 5,278,724 shares of Common Stock were issued and outstanding, excluding shares held by the Company in treasury. Each outstanding share entitles the holder to one vote.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information as of the Record Date (except as noted below) as to the shares of Common Stock beneficially owned by each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock.


Name and Address of                         Number of Shares          Percent
Beneficial Owner                            Beneficially Owned(1)     of Class
- ----------------                            ---------------------     --------

Samson Bitensky(2)                              1,514,698(3)            28.69%
c/o Fab Industries, Inc.
200 Madison Avenue
New York, New York  10016

Private Capital Management, Inc.,               1,011,581(4)            19.16%
Bruce S. Sherman, and
Gregg J. Powers(4)
3003 Tamiami Trail N.
Naples, Florida  34109

Royce & Associates, Inc.,                       525,032(5)              9.95%
Royce Management Company and
Charles M. Royce(5)
1414 Avenue of the Americas
New York, New York  10019

Dimensional Fund Advisors Inc.(6)               356,147(6)              6.75%
1299 Ocean Avenue, 11th Floor
Santa Monica, California  90401

Grace & White, Inc.(7)                          273,300(7)              5.18%
515 Madison Ave
New York, New York  10016

- ----------------------

(1) Except as otherwise indicated below, each of the persons listed in the table owns the shares of Common Stock opposite his or its name and has sole voting and dispositive power with respect to such shares of Common Stock.

(2) Under the rules and regulations of the Securities and Exchange Commission (the "Commission"), Mr. Bitensky may be deemed a "control person" of the Company.

(3) Includes 100,582 shares of Common Stock owned by the Halina and Samson Bitensky Foundation, Inc., 89,996 shares of Common Stock owned by Mr. Bitensky's spouse and 840 shares allocated to Mr. Bitensky pursuant to the Fab Industries, Inc. Employee Stock Ownership Plan (the "ESOP"). Mr. Bitensky disclaims beneficial ownership of the shares owned by his spouse and by the Halina and Samson Bitensky Foundation, Inc. and does not have dispositive power with respect to the ESOP shares.

(4) Bruce S. Sherman is Chairman of Private Capital Management, Inc., a Florida corporation ("PCM"), and exercises shared voting and dispositive power with respect to 1,011,581 shares of Common Stock held by PCM on behalf of its clients. Gregg J. Powers is President of PCM and exercises shared voting and dispositive power with respect to 1,009, 581 shares of Common Stock held by PCM on behalf of its clients. Messrs. Sherman and Powers disclaim existence of a group, as defined under Section 13(d)(3) and Rule

         13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information is derived from PCM's Schedule 13G, as amended, filed with the Commission on February 14, 2001.

(5) Royce & Associates, Inc., a New York corporation ("Royce"), Royce Management Company, a Connecticut general partnership ("RMC"), and Charles M. Royce comprise a group under Rule 13d-5(b)(1) of the Exchange Act. Royce beneficially owns and has sole voting power and sole dispositive power with respect to 525,032 shares of Common Stock and RMC beneficially owns and has sole voting power and sole dispositive power with respect to 3,700 shares of Common Stock shown in the table above. Charles M. Royce is an individual who may be deemed a "control person" of Royce and RMC. Mr. Royce disclaims beneficial ownership of the shares held by Royce and RMC. This information is derived from Royce's Schedule 13G, as amended, filed with the Commission on February 5, 2001.

(6) Dimensional Fund Advisors Inc., a Delaware corporation ("Dimensional") and an investment advisor registered under Section 203 of the Investment Advisers Act of 1940, furnishes investment advice to four investment companies registered under the Investment Advisers Act of 1940 and serves as investment manager to certain other investment vehicles, including commingled group trusts. In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over the shares of Common Stock that are owned by these investment companies and investment vehicles. Dimensional disclaims beneficial ownership of all such shares. This information is derived from Dimensional's Schedule 13G, as amended, filed with the Commission on February 2, 2001.

(7) Grace & White, Inc., a New York corporation ("Grace") and an investment advisor registered under Section 203 of the Investment Advisers Act of 1940, beneficially owns and has sole dispositive power with respect to 273,300 shares of Common Stock shown in the table above. Grace has sole voting power with respect to 49,500 shares of Common Stock shown in the table above. This information is derived from Grace's Schedule 13G filed with the Commission on January 22, 2001.

                 SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

         The following table sets forth certain information as of the Record Date as to the shares of Common Stock beneficially owned by the Company's directors (of which Mr. Marlin and Ms. Lerner constitute the two nominees for Class I directors), the Chief Executive Officer of the Company, the other four executive officers identified in the Summary Compensation Table set forth herein and the directors and executive officers of the Company as a group.

                                                             Shares of Common              Percent
                                                            Stock Beneficially               of
                                                               Owned on the              Outstanding
Name of Beneficial Owner                                      Record Date(1)            Common Stock
- ------------------------                                      --------------            ------------

Samson Bitensky......................................         1,514,698(2)                  28.69%
Martin B. Bernstein..................................             2,000(3)                   *
Lawrence H. Bober....................................             1,332(3)                   *
Frank S. Greenberg...................................             1,500(3)                   *
Susan B. Lerner......................................            63,428(3)                   1.20%
Richard Marlin.......................................             1,500(3)                   *
Stanley August.......................................            32,433                      *
Jerry E. Deese.......................................             2,959(4)                   *
Sam B. Hiatt.........................................             2,177(5)                   *
David A. Miller......................................             2,891(4)                   *
Steven Myers.........................................            76,707(6)                   1.45%
All directors and officers as a group (11 persons)...         1,701,625(7)                  32.18%

- ------------------

*  Less than 1%

(1) Except as otherwise indicated below, and except for 840 shares allocated to Mr. Bitensky, 1,633 shares allocated to Mr. August, 759 shares allocated to Mr. Deese, 1,377 shares allocated to Mr. Hiatt, 890 shares allocated to Mr. Miller, 1,473 shares allocated to Mr. Myers, and 724 shares allocated to Ms. Lerner pursuant to the Company's Employee Stock Ownership Plan, each of the persons listed in the table owns the shares of Common Stock opposite his or her name and has sole voting and dispositive power with respect to the shares of Common Stock indicated as being beneficially owned by him or her.

(2) See note 3 to the first table set forth above under the heading "Security Ownership of Certain Beneficial Owners" with respect to beneficial ownership of these shares.

(3) Includes 1,000 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days of the Record Date.

(4) Includes 2,000 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days of the Record Date.

(5) Includes 800 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days of the Record Date.

(6) Includes 48,370 shares of Common Stock owned by Beth B. Myers; 3,332 shares owned by Jessica C. Myers in a custodial account under control of Beth B. Myers; and 2,000 shares owned by Allison R. Myers in a custodial account under the control of Beth B. Myers. Beth B. Myers is the daughter of Mr. Bitensky, Chief Executive Officer of the Company, and the spouse of Steven Myers, Co-President, Chief Operating

         Officer of the Company. Jessica C. Myers and Allison R. Myers are the minor daughters of Mr. and Mrs. Myers. Mr. Myers disclaims beneficial ownership of the shares owned by his spouse and minor daughters.

(7) Includes 9,800 shares of Common Stock deemed to be beneficially owned by directors and executive officers of the Company by reason of their right to acquire such shares within 60 days of the Record Date. See also notes 1 through 6 above.

         Compliance with the Securities Exchange Act. The Company's executive officers and directors are required under the Exchange Act to file reports of ownership and changes in ownership of Common Stock with the Commission and the American Stock Exchange. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements during the fiscal year ended December 2, 2000 have been complied with, except the Forms 4 for Sam B. Hiatt and Susan B. Lerner were untimely filed in disclosing shares allocated to them under the Company's ESOP.

                        PROPOSAL 1--ELECTION OF DIRECTORS

         At the Annual Meeting, two directors are to be elected to Class I of the Company's Board of Directors for a term of three years. Unless a proxy shall specify that it is not to be voted for a director, it is intended that the shares represented by each duly executed and returned proxy will be voted in favor of the election as directors of Ms. Susan B. Lerner and Mr. Richard Marlin to Class I. Ms. Lerner and Mr. Marlin are currently directors of the Company and were most recently elected as Class I board members at the 1998 Annual Meeting of Stockholders.

         The Class I directors elected will hold office until the 2004 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. If any of such nominees is not a candidate for election at the meeting, an event which the Board of Directors does not anticipate, the proxies will be voted for a substitute nominee. The Board of Directors recommends a vote FOR the election of each of the nominees for Class I.

                                                     Principal Occupation                        Director
Name                                Age              and Company Office(1)                       Since
- ----                                ---              ---------------------                       -----

Nominees for Election to Class I of the Board of Directors:

Susan B. Lerner                     45               Corporate Counsel and Assistant             1997
                                                     Secretary of the Company(2)

Richard Marlin                      67               Attorney, member of the law                 1995
                                                     firm of Kramer Levin Naftalis
                                                     & Frankel LLP(3)
Continuing Members of the Board of Directors:

Class II--Term expires at the 2002 Annual Meeting of Stockholders:

Lawrence H. Bober                   76               Retired, Vice Chairman                      1979
                                                     of the Board, First New
                                                     York Bank for Business and
                                                     First New York Business
                                                     Bank Corp.(4)

Martin B. Bernstein                 67               Chief Executive Officer of Ponderosa        1998
                                                     Fibres of America, Inc.(5)

Class III--Term expires at the 2003 Annual Meeting of Stockholders

Samson Bitensky                     81               Chairman of the Board of                    1966
                                                     Directors and Chief Executive
                                                     Officer of the Company

Frank S. Greenberg                  71               Retired, Chairman of the Board of           1998
                                                     Directors and Chief Executive Officer,
                                                     Burlington Industries, Inc.(6)

- -----------------------

(1) Unless otherwise indicated, the directors' principal occupations have been their respective principal occupation for at least five years.

(2) Ms. Susan B. Lerner has served as Corporate Counsel of the Company since 1995 and as Assistant Secretary of the Company since May 1997. From 1993 to 1995, she was president of the Company's Raval

         Lace Division. Ms. Lerner is the daughter of Mr. Bitensky, Chairman of the Board of Directors and Chief Executive Officer of the Company.

(3) Since 1979, Mr. Richard Marlin has been a member of the law firm of Kramer Levin Naftalis & Frankel LLP ("Kramer Levin"). The Company has retained Kramer Levin to render legal services since 1995.

(4) Mr. Lawrence H. Bober is a retired Vice Chairman of the Board of First New York Business Bank Corp. ("FNYBBC") and of First New York Bank for Business (formerly, The First Women's Bank), a commercial bank and wholly-owned subsidiary of FNYBBC, where he served from January 1988 until January 1991. Prior to 1988 and for more than five years, Mr. Bober was a Senior Vice President of Manufacturers Hanover Trust Company, a commercial bank.

(5) Mr. Martin B. Bernstein is Chief Executive Officer of Ponderosa Fibres of America, Inc. ("PFAI"). PFAI is a member of a limited liability company or a stockholder of a corporation that are partners of two partnerships which have been reorganized under Chapter XI in fiscal 1999. Mr. Bernstein is a member of the Board of Directors of Empire Insurance Company and Allcity Insurance Company.

(6) Mr. Frank S. Greenberg is a retired Chairman of the Board and Chief Executive Officer of Burlington Industries, Inc., where he served from October 1986 until February 1998.


Information Concerning the Board of Directors

         The Company has an audit committee (the "Audit Committee") composed of Messrs. Bober, Greenberg and Marlin. The purpose of the Audit Committee is to receive and review the recommendations of the independent auditors, review the audited consolidated financial statements, meet periodically with the independent auditors and Company personnel with respect to the adequacy of internal accounting controls and review the Company's accounting policies. The Audit Committee held four meetings during the Company's past fiscal year. The Board of Directors has adopted a written charter of the Audit Committee, which is attached to this Proxy Statement as Exhibit A.

         The Company has a finance committee (the "Finance Committee") composed of Messrs. Bitensky, Bober and Greenberg and Ms. Lerner, whose purpose is to discuss proper investments for corporate funds. This committee did not meet during the Company's past fiscal year.

         The Company has a compensation and stock option committee (the "Compensation Committee") composed of Messrs. Bernstein, Bober and Greenberg, whose purpose is to make recommendations concerning the grant of options pursuant to the Company's stock option plan and to make recommendations regarding the compensation of senior management personnel and setting performance goals. This committee held one meeting during the Company's past fiscal year.

         The Company has an executive committee (the "Executive Committee") composed of Messrs. Bitensky, Greenberg and Bernstein, whose purpose is to operate the Company and to serve as the main contact for the Company committees. This committee held two meetings during the Company's past fiscal year.

         The Company does not have a nominating committee.

         During the Company's past fiscal year, the Board of Directors held five meetings. No member of the Board of Directors attended fewer than 75% of the aggregate of (i) the number of meetings of the Board of Directors and (ii) the number of meetings of committees of the Board of Directors (during the periods he or she served on such committees).

         During fiscal 2000, the Company paid fees to the following directors who were not employees of the Company: $11,250 to Mr. Bober; $10,000 each to Messrs. Greenberg and Bernstein; and $7,500 to Mr. Marlin. No additional fee was paid for service on committees of the Board of Directors.

         During fiscal 2000, the Company granted options to each of Messrs. August and Myers to acquire 20,000 shares of Common Stock at an exercise price of $11.0625 (representing the closing sale price of the Company's Common Stock on the date of grant). These options will expire ten years after the date of grant. The Company also granted Messrs. Deese and Miller options to acquire 2,000 shares of Common Stock at an exercise price of $11.0625 (representing the closing sale price of the Company's Common Stock on the date of grant). These options will expire ten years after the date of grant.

                             EXECUTIVE COMPENSATION

         The Summary Compensation Table shown below sets forth certain information concerning the annual and long-term compensation for services in all capacities to the Company for the 2000, 1999 and 1998 fiscal years of those persons (the "named executive officers") who were (i) the Chief Executive Officer during fiscal 2000 and (ii) the other four most highly-compensated executive officers of the Company at the fiscal year ended December 2, 2000.

                           SUMMARY COMPENSATION TABLE

                                                         Annual Compensation                 All Other
Name and Principal Position                 Year     Salary ($)(1)     Bonus ($)(2)     Compensation ($)(3)
- -----------------------------------------------------------------------------------------------------------

Samson Bitensky                              2000          350,000                 --                6,425
     Chairman of the Board                   1999          350,000                 --                4,483
     of Directors and Chief                  1998          350,000                 --                7,942
     Executive Officer

Stanley August                               2000          230,000                 --                7,049
     Co-President, Chief                     1999          230,000                 --                4,483
     Operating Officer                       1998          230,000                 --                7,942

Steven Myers                                 2000          230,000                 --                6,919
     Co-President, Chief                     1999          227,500                 --                4,483
     Operating Officer                       1998          200,000                 --                7,942

Sam B. Hiatt                                 2000          210,000                 --                6,841
     Vice President-Sales                    1999          206,667                 --                4,483
                                             1998          169,166                 --                7,942

David A. Miller                              2000          150,000                 --                6,086
     Vice President-Finance,                 1999          148,750                 --                4,080
     Treasurer and Chief                     1998          134,583                 --                6,570
     Financial Officer

- ---------------------

(1) Includes compensation deferred pursuant to the Company's qualified 401K Money Option Savings Plan.

(2) The amounts set forth for Mr. Bitensky represent incentive compensation paid to Mr. Bitensky pursuant to his current and prior employment agreements as more fully discussed below under "Report of the Compensation Committee on Executive Compensation."

(3) Represents the amount of the Company's contribution under its Executive Retirement Plan for Messrs. Bitensky, August, Myers and Hiatt and the Fab Industries, Inc. Profit Sharing Plan for Mr. Miller and the amount contributed by the Company to its Employee Stock Ownership Plan for shares allocated during each year to the account of the applicable officer.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The table below sets forth certain information concerning individual grants of stock options made during the last fiscal year to the named executive officers.

                                                                                                  Potential Realizable
                                                                                                 Value at Assumed Annual
                                                                                                  Rates of Stock Price
                                                                                                 Appreciation for Option
                                                      Individual Grants                                   Term(1)

                                            Percent of Total
                          Number of           Options/SARs
                         Securities            Granted to
                     Underlying Option/   Employees in Fiscal     Exercise of      Expiration
       Name           SARs Granted (#)            Year           Base Price ($)       Date         5% ($)       10% ($)
       ----           ----------------            ----           --------------       ----         ------       -------

Stanley August..           20,000                 37%              11.0625           11/3/10       139,143      352,615

Steven Myers....           20,000                 37%              11.0625           11/3/10       139,143      352,615

David A. Miller.            2,000                 3.7%             11.0625           11/3/10        13,914       35,262

- ----------------------

(1) The amounts shown on this table represent hypothetical gains that could be achieved for the options if exercised at the end of the option term. These gains are based on the assumed rates of stock appreciation (based on the market value on the date of grant of $11.0625 per share) of 5% and 10%, compounded annually from the date the options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the optionholder's continued employment through the option period, and the date on which the options are exercised.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         The table below sets forth certain information at December 2, 2000 with respect to unexercised options to purchase shares of Common Stock held by the named executive officers of the Company.

                          Shares                          Number of Securities        Value of Unexercised in-the-
                       Acquired on       Value          Underlying Unexercised          Money Options at Fiscal
        Name           Exercise (#)    Realized ($)  Options at Fiscal Year-End (#)          Year-End ($)(1)
        ----           ------------    ------------  ------------------------------          ---------------

                                                      Exercisable     Unexercisable   Exercisable    Unexercisable
                                                      -----------     -------------   -----------    -------------

Stanley August...           --              --             --             20,000           --            58,750

Steven Myers.....           --              --             --             20,000           --            58,750

Sam B. Hiatt.....           --              --              800            3,200           800            3,200

David A. Miller..           --              --            2,000           10,000         2,000           13,875

- ------------------------

(1) Based on the closing sale price on the American Stock Exchange of the Company's Common Stock on December 1, 2000 of $14.00 per share.

1987 Stock Option Plan

         The 1987 Stock Option Plan (the "1987 Plan"), adopted on June 1, 1987 and amended March 15, 1988, February 28, 1989 and May 7, 1992, was approved by the stockholders of the Company on May 5, 1988. The 1987 Plan terminated on May 31, 1997. All awards made under the 1987 Plan prior to its termination shall remain in effect until they are satisfied or terminated. As of the Record Date, options to acquire 3,000 shares of Common Stock granted under the 1987 Plan remained outstanding.

1990 Executive Retirement Plan

         A trusteed non-qualified Executive Retirement Plan was adopted by the Company effective November 30, 1990. Its purpose is to provide benefits to those key employees who are not participating in the Fab Industries, Inc. Profit Sharing Plan.

Employee Stock Ownership Plan

         Effective as of November 25, 1991, the Company established the Fab Industries, Inc. Employee Stock Ownership Plan (the "ESOP"). All full-time employees are eligible to participate upon the completion of one year of service. On December 18, 1991, the ESOP purchased 340,000 shares of Common Stock from Samson Bitensky, the Chairman of the Board and Chief Executive Officer of the Company, for $34.875 per share, which represented approximately 5.5% of the Company's then outstanding Common Stock. The Company loaned the sum of $11,857,500 to the ESOP to enable it to purchase such shares. The loan is payable by the ESOP in 15 equal annual installments plus interest at prime adjusted periodically.

         Participants are not required or permitted to make contributions to the ESOP. The only contributions to the ESOP are made by the Company which is obligated to make contributions sufficient to pay the principal amount of the loan and interest accrued thereon. Dividends on the shares of Common Stock acquired by the ESOP are utilized to repay the loan from the Company. The shares of Common Stock acquired by the ESOP are allocated among the Participants on the basis of their relative compensation (as defined in the ESOP). Voting rights attach to the allocated shares and to a Participant's percentage of unallocated or unvoted shares, according to a formula detailed in the plan.

1997 Stock Incentive Plan

         The 1997 Stock Incentive Plan (the "1997 Plan"), adopted on February 27, 1997, was approved by the stockholders of the Company on May 1, 1997. The 1997 Plan provides for the issuance of a total of up to 175,000 authorized and unissued shares of Common Stock, treasury shares and/or shares acquired by the Company for the purpose of the 1997 Plan. Awards under the 1997 Plan may be made in the form of (i) incentive stock options, (ii) nonqualified stock options,
(iii) stock appreciation rights, (iv) dividend equivalent rights, (v) restricted stock, (vi) restricted stock units and (vii) other stock-based awards. Awards may be made to any director, officer and other employee of the Company and its subsidiaries, and to such consultants to the Company, as the Compensation Committee shall in its discretion select. As of the Record Date, 19,800 shares of Common Stock remained available for issuance under the 1997 Plan.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

         The graph set forth below compares the yearly percentage change and the cumulative total shareholder return on the Company's Common Stock against the cumulative total return on the American Stock Exchange Market Value index and a peer group comprised of those public companies whose business activities fall within the same standard industrial classification code as the Company for the period commencing December 3, 1995 and ending December 2, 2000. This graph assumes a $100.00 investment in the Company's Common Stock and in each index on December 3, 1995 and that all dividends paid by companies in each index were reinvested.

                  The Performance Graph is being filed in tabular form pursuant to Item 304(d) of Regulation S-T.

                                       1995           1996           1997         1998         1999         2000
                                       ----           ----           ----         ----         ----         ----

FAB INDUSTRIES, INC.                   100.00        93.31          106.29        72.54        45.81        56.60

KNITTING MILLS                         100.00       141.60          120.08        79.62        31.84        28.83

AMEX MARKET INDEX 100                  100.00       107.87          123.23       121.73       152.09       146.21

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

         It has been the policy of the Company to tie a significant portion of executive compensation to corporate performance. For all principal executives, the key elements of compensation are (i) base salary and (ii) annual bonus and, for the principal executives other than Mr. Bitensky, (iii) long-term incentive opportunities in the form of restricted stock and stock options. For all of the principal executives, significant portions of total compensation are based on performance (as opposed to base salaries and benefits).

         Mr. Bitensky is one of the founders of the Company. He beneficially owns approximately 1,514,698 shares of Common Stock constituting approximately 28% of the total amount outstanding. Accordingly, his interest is very much aligned with the interest of all stockholders and the Company has not considered it sensible to relate Mr. Bitensky's compensation to the Company's performance through long-term stock incentives such as restricted stock or stock options. Instead, Mr. Bitensky's compensation is tied to Company performance through the use of incentive compensation. The members of the Compensation Committee believe that Mr. Bitensky continues to be significantly responsible for the Company's success.

         Mr. Bitensky entered into an employment agreement with the Company effective April 1, 1993, pursuant to which he is to perform the duties of its Chief Executive Officer. The agreement provided it would expire on March 31, 1998, subject to automatic successive one year renewals unless either party terminates on notice given not less than six months prior to the then expiration date. The current expiration date is March 2002. The agreement provides for an annual base salary of $350,000, or such greater amount as the Board of Directors may from time to time determine, and incentive compensation if the Company's annual pre-tax income exceeds $10,000,000, equal to 3% of the Company's annual pre-tax income up to $11,000,000 and 4% of such pre-tax income in excess of $11,000,000. In the event of disability as defined in the employment agreement, compensation at the above rate is payable for the first year, and at one-half such rate for the second year of such disability. Upon termination of full-time employment, Mr. Bitensky will be retained to provide advisory and consulting services for a period of five years for a fee of $250,000 per annum. In the event of the death of Mr. Bitensky while employed or providing consulting services, an amount equal to the average one year total annual compensation paid to Mr. Bitensky, based upon the three most recent full-time employment years, is payable to his beneficiaries over a five-year period.

         In the event of Mr. Bitensky's death while employed or within two years after termination of employment, the agreement provides an option to Mr. Bitensky's estate, exercisable during the period of six months after the appointment of Mr. Bitensky's personal representative, to sell to the Company such number of shares of Common Stock as may be purchased with an amount equal to (i) the lesser of (A) $7,000,000 or (B) 10% of the Company's net worth at the end of the fiscal year immediately prior to Mr. Bitensky's death, plus (ii) such amount as may be purchased with the proceeds of life insurance which the Company may purchase from time to time on Mr. Bitensky's life. Currently, the Company maintains several life insurance policies on Mr. Bitensky's life providing for the payment of an aggregate of $3,000,000 for such purpose. The purchase price of shares purchased pursuant to the option is the market price per share increased by an amount, if any, equal to one-half of the amount by which the book value per share exceeds the market price per share.

         As indicated above, the key elements of the compensation payable to the four principal executives other than the Chief Executive Officer are base salary, annual bonus and long-term incentives in the form of restricted stock and stock options. In general, significant portions of total compensation are performance based.

         Adjustment of base salaries involves considerations of competitive data, assessment of performance, position tenure and internal comparability. The base salaries of the four executives are considered to be average by industry standards and are adjusted modestly, the primary focus being on total compensation. Executives are eligible to receive annual cash bonuses based on a review of the Company's overall profitability, divisional profitability and such executives' performance during the year for which such a bonus is payable. Fiscal 2000 was not as profitable as fiscal 1999 and it was deemed appropriate that no bonuses were given to any of the named executive officers.

         The Company's stock option and restricted stock programs are designed to align the interests of the executives with those of the stockholders at large. Options are granted with exercise prices equal to market on the grant date and vest, generally, over a period of five years. This approach is designed to provide incentives for the creation of stockholder value over the long term since the full benefit of the option cannot be realized unless price appreciation occurs over a number of years and the executive is rewarded only to the extent that stockholders at large have benefited. The Company's restricted stock program contemplates the grant of shares of Common Stock which the recipient may not sell or otherwise dispose of until an applicable restriction period lapses and which are forfeited if the recipient's employment is terminated (other than by reason of death or long-term disability) prior to the lapsing of the restriction period.

         The Company does not issue options or grant restricted stock on any fixed basis, preferring to maintain a flexible program. Currently outstanding options were issued to Messrs. Hiatt and Miller in 1999 and to Messrs. August, Myers and Miller in 2000. Restricted stock grants, related in amount to salary and bonus, were made to Messrs. August and Myers in 1991 and Mr. Hiatt in 1996. The restricted shares granted vested as to 40% in two years with an additional 20% vesting in each of the next three years. As of the end of fiscal 2000, all restricted shares granted to Messrs. August, Myers and Hiatt have fully vested.

         The foregoing Report of the Compensation Committee on Executive Compensation shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference.

Lawrence H. Bober
Martin B. Bernstein
Frank S. Greenberg

                  PROPOSAL 2--APPROVAL OF FAB INDUSTRIES, INC.
                            2001 STOCK INCENTIVE PLAN

         The Board of Directors adopted, subject to stockholder approval, the Fab Industries, Inc. 2001 Stock Incentive Plan (the "2001 Plan") on March 29, 2001. The following summary of the principal features of the 2001 Plan is qualified in its entirety by reference to the complete text of the 2001 Plan, which is attached to this Proxy Statement as Exhibit B.

General

         The 2001 Plan is intended to continue the general purpose of the Fab Industries, Inc. 1997 Stock Incentive Plan, as amended. Specifically, the purpose of the 2001 Plan is to provide for officers, other employees and directors of, and consultants to, the Company and its subsidiaries an incentive to (a) enter into and remain in the service of the Company or a subsidiary, (b) enhance the long-term performance of the Company and its subsidiaries, and (c) acquire a proprietary interest in the success of the Company and its subsidiaries.

         The 2001 Plan provides for the granting of Incentive Awards (as defined below) with respect to up to an aggregate of 200,000 shares of the common stock of the Company ("Company Stock"), subject to adjustment in the event of certain capital changes as described below. During any calendar year, no participant in the 2001 Plan shall receive Incentive Awards with respect to more than 50,000 shares of Company Stock. Shares issued under the 2001 Plan may be authorized but unissued shares of Company Stock or treasury shares of Company Stock, at the discretion of the Compensation and Stock Option Committee of the Board of Directors of the Company (the "Compensation Committee"). On March 29, 2001, the closing sale price of Company Stock on the American Stock Exchange was $13.25.

Administration

           The 2001 Plan will be administered by the Compensation Committee, which shall be comprised of two or more individuals appointed by the Board of Directors, all of whom are "outside directors" (as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code")), and "non-employee directors" (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934). The Compensation Committee has full authority (i) to administer the 2001 Plan, including authority to interpret and construe any provision of the 2001 Plan and the terms of any Incentive Award issued under it, (ii) to adopt such rules and regulations for administering the 2001 Plan as it may deem necessary or appropriate, and (iii) to delegate such administrative responsibilities as it deems appropriate; provided, however, that the Compensation Committee shall retain the responsibility to designate the Incentive Award recipients and the amount and type of such Incentive Awards. Decisions of the Compensation Committee shall be final and binding on all parties. The Compensation Committee's determinations under the 2001 Plan may, but need not, be uniform and may be made on a participant-by-participant basis (whether or not two or more participants are similarly situated).

Eligibility

         Incentive Awards may be granted to (i) officers and salaried employees of the Company and its subsidiaries (including salaried employees who are also directors and prospective salaried employees conditioned on their becoming salaried employees), (ii) members of the Board of Directors, (iii) such consultants to the Company as the Compensation Committee shall select in its sole discretion, and (iv) any other key persons, as determined by the Compensation Committee in its sole discretion. For purposes of this paragraph, an employee means an individual who is (or is expected to be) classified as an employee of the Company for purposes of the Company's payroll. The granting of Incentive Awards is discretionary, and the Company cannot now determine the number or type of Incentive Awards that will be granted in the future to any particular person or group.

Awards

         The 2001 Plan provides for the grant of (i) stock options not intended to qualify as incentive stock options within the meaning of Section 422 of the Code ("NQSOs"), (ii) stock options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code ("ISOs"), and (iii) shares of restricted stock (collectively, "Incentive Awards") in such amounts and subject to such terms and conditions as the Compensation Committee shall in its discretion determine. Each Incentive Award shall be evidenced by an "Award Agreement" containing such terms and conditions as the Compensation Committee shall determine.

         Non-Qualified Stock Options. The exercise price-per-share of each NQSO shall be determined by the Compensation Committee on the date of grant, but shall not be less than that required by law. Unless provided otherwise in the Award Agreement, an NQSO shall vest with respect to 1/5 of the shares of Company Stock subject to the NQSO on each of the first five anniversaries of the date of grant. Unless the Award Agreement provides for pre-vesting exercise, as described below, an NQSO first shall become exercisable when, and to the extent that, it is vested. Each NQSO shall be exercisable in whole or in part (but a partial exercise must have an aggregate exercise price of at least $1,000) for a term, not to exceed ten years, established by the Compensation Committee on the date of grant. The exercise price shall be paid in cash or, unless provided otherwise in the applicable Award Agreement, in shares of Company Stock valued at their fair market value on the date of exercise or by means of a "cashless exercise" in which some or all of the shares to be granted upon the exercise are sold to provide the exercise price, or, at the discretion of the Compensation Committee, by such other provision as the Compensation Committee may from time to time prescribe.

         In the event of a participant's termination of employment for any reason other than "Cause" (as defined in the 2001 Plan) or death, unless otherwise provided in the Award Agreement: (i) NQSOs, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of 90 days (one year if the termination was by reason of "Disability," as defined in the 2001 Plan) after such termination (or, if earlier, the expiration of their term) and (ii) NQSOs, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. In the event a participant dies while employed by the Company or within the 90-day period described above, (i) NQSOs, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after death and (ii) NQSOs, to the extent that they were not exercisable at the time of death shall, expire at the close of business on the date of death. In the event of a participant's termination of employment for Cause, all NQSOs held by such participant shall terminate immediately as of the commencement of business of the effective date of such termination.

         Incentive Stock Options. Generally, ISOs are options that may provide to a participant certain federal income tax benefits that are not available with NQSOs, provided that the participant holds the shares acquired upon exercise of an ISO for at least two years after the date the ISO is granted and at least one year after the exercise date. The rules for ISOs under the 2001 Plan are the same as with respect to NQSOs, except as follows:

                  1. The exercise price-per-share of each ISO granted under the 2001 Plan must be at least the fair market value of a share of Company Stock on the date on which such ISO is granted.

                  2. An ISO granted to any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company is subject to the following additional limitations: (i) the exercise price-per-share of the ISO must be at least 110% of the fair market value of a share of Company Stock at the time any such ISO is granted and (ii) the ISO cannot be exercisable after the expiration of five years from the grant date.

                  3. The aggregate fair market value (determined on the grant date) of shares of Company Stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year under the 2001 Plan or any other plan of the Company or its subsidiaries may not exceed $100,000.

                  4. In the event of a participant's termination of employment, ISOs granted to the participant are exercisable to the same extent as described above with respect to NQSOs.

         Reload Options. In certain circumstances, the Compensation Committee may include in any Award Agreement evidencing an option (the "Original Option") a provision that a "reload option" shall be granted to the participant if such participant delivers shares of Company Stock in partial or full payment of the exercise price of the Original Option. The reload option will relate to a number of shares of Company Stock equal to the number of shares of Company Stock delivered, and will have an exercise price-per-share equal to the fair market value of a share of Company Stock on the date of the exercise of the Original Option.

         Pre-Vesting Exercise. The Compensation Committee, in an Award Agreement, may permit a participant to exercise an ISO or NQSO before it is vested. In such a case, the shares of Company Stock that the participant receives upon such exercise will be subject to the same restrictions as Restricted Stock. The participant may not transfer the shares until they vest and if the participant's employment with the Company terminates for any reason, any unvested shares will be forfeited and the Company will repay the exercise price to the participant.

         Restricted Stock. A grant of shares of restricted stock represents the promise of the Company to issue shares of Company Stock on a predetermined date (the "issue date") to a participant, provided the participant is continuously employed by the Company until the issue date. Prior to the vesting of the shares, the shares are not transferable by the participant and are forfeitable. Vesting of the shares occurs on a second predetermined date (the "vesting date") if the participant has been continuously employed by the Company until that date. The Compensation Committee may, at the time shares of restricted stock are granted, impose additional conditions to the vesting of the shares, such as, for example, the achievement of specified performance goals. All unvested shares of restricted stock are forfeited upon a participant's termination of employment for any reason.

Transferability of Incentive Awards

         Incentive Awards granted under the 2001 Plan are exercisable during the participant's lifetime only by the participant and are not transferable by the participant, other than by will or the laws of descent and distribution.

Certain Corporate Changes

         The 2001 Plan provides for an adjustment in the number of shares of Company Stock available to be issued under the 2001 Plan and the number of shares of Company Stock subject to options upon any change in capitalization of the Company, stock dividend or split, reverse stock split, merger, consolidation, combination or exchange of shares and certain other similar events.

Amendment and Termination

         The Board of Directors may suspend, discontinue, revise or amend the 2001 Plan at any time and in any respect, subject to stockholder approval to the extent necessary to comply with applicable law and listing requirements. No amendment to the 2001 Plan may reduce any Incentive Award previously granted to a participant without the participant's prior written consent.

Limitations Imposed by Section 162(m)

         If and to the extent that the Compensation Committee determines that the Company's federal tax deduction in respect of an Incentive Award may be limited as a result of Section 162(m) of the Code, the Compensation Committee may delay payments to a participant with respect to NQSOs or ISOs, or require a participant to surrender to the Compensation Committee any certificates with respect to restricted stock in order to cancel such awards and, in exchange for such cancellation, the Compensation Committee shall credit to an account on the books and records of the Company a cash amount equal to the fair market value of the shares of Company Stock subject to such awards (a "Book Account"). The amounts credited to the Book Account will be paid to the participant within thirty days after the date the compensation paid to the participant no longer is subject to the deduction limitation under Section 162(m) of the Code.

Summary of Federal Tax Consequences

         The following description of the principal federal income tax consequences of Incentive Awards under the 2001 Plan is based on present federal tax laws. Federal tax laws may change from time to time and any legislation that may be enacted in the future by the United States Congress may significantly affect the federal income tax consequences described below. No representation is or can be made regarding whether any such legislation will or may be enacted and/or the impact of any such legislation. The description below does not purport to be a complete description of the tax consequences associated with Incentive Awards under the 2001 Plan applicable to any particular award recipient. Differences in each individual's financial situation may cause federal, state and local tax consequences of awards to vary.

         Non-Qualified Stock Options. In general, an optionee will not be deemed to receive any income at the time an NQSO is granted, nor will the Company be entitled to a federal tax deduction at that time.

         When an optionee exercises an NQSO, other than a pre-vesting exercise, the optionee will recognize ordinary compensation income equal to the excess of
(a) the fair market value of the Company Stock received as a result of such exercise on the exercise date over (b) the option exercise price, and the Company will be entitled to a tax deduction in that amount. The shares acquired by the optionee upon exercise of the NQSO will have a tax basis equal to the fair market value of the shares on the exercise date. Upon any subsequent sale of the Company Stock received on exercise of the NQSO, the optionee will recognize a capital gain (or loss) in an amount equal to the difference between the amount realized on the sale and such tax basis. Any such gain (or loss) will be characterized as long-term capital gain (or loss) if the shares have been held for more than one year; otherwise, the gain (or loss) will be characterized as a short-term capital gain (or loss). An optionee's holding period for federal income tax purposes for such shares will commence on the date following the date of exercise. Short-term capital gain is subject to tax at the same rate as is ordinary income. Under current law, the rate at which net long-term capital gain will be taxed will vary depending on the optionee's holding period and the date the optionee disposes of the shares. The Code currently provides that, in general, the net long-term capital gain resulting from the sale of shares held for more than one year will be subject to tax at a maximum rate of 20% (10% for individuals in the 15% tax bracket). The Code currently provides that net long-term capital gain shares held for more than five years may be subject to a reduced rate.

         If all or any part of the exercise price of an NQSO is paid by the optionee with shares of Company Stock (including, based upon proposed regulations under the Code, shares previously acquired upon exercise of an ISO), no gain or loss will be recognized by the optionee on the shares surrendered in payment. The number of shares received on such exercise of the NQSO equal to the number of shares surrendered will have the same tax basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss and the applicable tax rates, as the basis and holding period of the shares surrendered. The balance of the shares received on such exercise will be treated for federal income tax purposes as described in the preceding paragraphs as though issued upon the exercise of the NQSO for an exercise price equal to the consideration, if any, paid by the optionee in cash. The optionee's compensation taxable as ordinary income upon such exercise, and the Company's deduction, will not be affected by whether the exercise price is paid in cash or in shares of Company Stock.

         Pre-Vesting Exercise of an NQSO. If an optionee exercises an NQSO before it is vested, the shares of Company Stock received as a result of the exercise will have the same tax treatment as Restricted Stock, as described below.

         Incentive Stock Options. In general, an optionee will not be deemed to receive any income at the time an ISO is granted or exercised if the optionee does not dispose of the shares acquired on exercise of the ISO within two years after the grant of the ISO and one year after the exercise of the ISO (discussed more fully in the next paragraph). In such a case, the gain (if any) on a subsequent sale (the excess of the amount received over the exercise price) or loss (if any) on a subsequent sale (the excess of the exercise price over the amount received) will be a long-term capital gain or loss and will be subject to tax based on the holding period of the shares, as described in the discussion of NQSOs above. However, for purposes of computing the "alternative minimum tax" applicable to an optionee, the optionee will include in the optionee's alternative minimum taxable income the amount the optionee would have included in income if the ISO were an NQSO. Such amount may be subject to an alternative minimum tax of 26% or 28%. Similarly, for purposes of making alternative minimum tax calculations, the optionee's basis in the stock received on the exercise of an ISO will be determined as if the ISO were an NQSO.

         If an optionee sells the shares acquired on exercise of an ISO within two years after the date of grant of the ISO or within one year after the exercise of the ISO, the disposition is a "disqualifying disposition," and the optionee will recognize income in the year of the disqualifying disposition equal to the excess of the amount received for the shares over the exercise price. Of that income, the portion equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price will be treated as compensation to the optionee, taxable as ordinary income, and the balance (if any) will be long- or short- term capital gain depending on whether the shares were sold more than one year after the ISO was exercised. If the shares were acquired through a pre-vesting exercise of the ISO, the portion of the income that is treated as compensation to the optionee, taxable as ordinary income, is the excess of the fair market value of the shares at the time they vested over the exercise price and the balance (if any) will be long- or short-term capital gain. The federal tax rate applicable to any long-term capital gain will depend upon the holding period of the shares, as described above. If the optionee sells the shares in a disqualifying disposition at a price that is below the exercise price, the loss will be a short-term capital loss if the optionee has held the shares for one year or less and otherwise will be a long-term capital loss.

         If an optionee uses shares acquired upon the exercise of an ISO to exercise an ISO, and the sale of the shares so surrendered for cash on the date of surrender would be a disqualifying disposition of such shares, the use of such shares also would constitute a disqualifying disposition. In such case, proposed regulations under the Code appear to provide that the tax consequences described above with respect to disqualifying dispositions would apply, except that no capital gain would be recognized with respect to such disqualifying disposition. In addition, the basis of the surrendered shares would be allocated to the shares acquired upon exercise of the ISO, and the holding period of the shares so acquired would be determined, in a manner prescribed in proposed regulations under the Code.

         The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the optionee has compensation taxable as ordinary income as a result of a disqualifying disposition, the Company will be entitled to a deduction in an amount equal to the compensation income resulting from the disqualifying disposition in the taxable year of the Company in which the disqualifying disposition occurs.

         Restricted Stock. A grant of restricted shares of Company Stock will not result in income for the recipient or a tax deduction for the Company until such time as the shares are no longer subject to a substantial risk of forfeiture or restrictions on transferability (unless, as described below, the recipient elects otherwise under Section 83(b) of the Code within 30 days of the date of grant). Upon lapse or release of such restrictions, the recipient generally will include in gross income an amount equal to the fair market value of the shares at the time the restrictions lapsed, less any amount paid for them, and the Company will be entitled to a tax deduction in the same amount. The recipient's tax basis in the shares will equal the income so recognized plus the amount paid for the shares. Any gain or loss upon a subsequent disposition of the shares will be long-term capital gain or loss if the shares are held for more than one year and otherwise will be short-term capital gain or loss. The federal tax rate applicable to any long-term capital gain will depend upon the holding period of the shares, as described above.

         Pursuant to Section 83(b) of the Code, the recipient of an award of restricted stock may, within 30 days of receipt of the award, elect to be taxed at ordinary income tax rates on the fair market value at the time of award of the Company Stock comprising the award. If the election is made, the recipient will acquire a tax basis in the shares equal to the ordinary income recognized by the recipient at the time of award plus any amount paid for the shares, and the Company will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the recipient. No income will be recognized upon lapse or release of the restrictions. Any gain or loss upon a subsequent disposition of the shares will be long-term capital gain or loss if the shares are held for more than one year and otherwise will be short-term capital gain or loss. The federal tax rate applicable to any long-term capital gain will depend upon the holding period of the shares. In the event of a forfeiture of the shares with respect to which a recipient previously made a Section 83(b) election, the recipient will not be entitled to a loss deduction, unless the recipient paid for the restricted stock and upon forfeiture received less than the amount previously paid for such stock.

         Deduction Limit under Section 162(m) of the Code. In general, Section 162(m) of the Code (the "Million-Dollar Limit") provides that, subject to certain exceptions, remuneration in excess of $1 million that is paid to certain "covered employees" of a publicly held corporation (generally, the corporation's Chief Executive Officer and its four most highly compensated employees other than the Chief Executive Officer) will not be deductible by the corporation. Grants of NQSOs and ISOs generally will be eligible for an exception to the Million-Dollar Limit applicable to certain qualified "performance-based compensation." Although awards of restricted stock would not appear to be exempt from the Million-Dollar Limit without meeting certain other requirements, the 2001 Plan permits the Compensation Committee to defer payments to covered employees until a year in which such individuals are no longer covered employees with respect to the limitations imposed by Section 162(m). In such event, it would appear that the Company's deduction for such amounts would be preserved.

         Withholding of Taxes. Whenever a participant is required to recognize compensation income taxable as ordinary income in connection with an Incentive Award, the Company may be obligated to withhold amounts for the payment of federal, state and local taxes. The Company may withhold (i) an amount in cash sufficient to satisfy its withholding obligations (when the income is recognized through the receipt of cash) or (ii) a number of shares, the fair market value of which is sufficient to satisfy such withholding requirements. Additionally, when the income is recognized through the receipt of stock, the Company may require that the participant remit to the Company an amount in cash sufficient to satisfy the Company's withholding obligations. At the election of the participant and subject to the approval of the Compensation Committee, the participant may satisfy any such withholding obligations by remitting to the Company shares of Company Stock with a fair market value sufficient to satisfy the withholding obligations.

         Other Tax Matters. Tax consequences different from or in addition to those described above may result in the event of an exercise of an option after the termination of a participant's employment by reason of death. In addition, various state laws may provide for tax consequences that vary significantly from those described above.

Voting on Proposal

         The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote thereon is required for approval of the 2001 Plan.

         The Board of Directors unanimously recommends a vote FOR approval of the Fab Industries, Inc. 2001 Stock Incentive Plan.

             Report of the Audit Committee of the Board of Directors

         The Audit Committee reviewed and discussed with management the Company's audited financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 2, 2000. The Committee also discussed with Ernst & Young, LLP ("Ernst & Young"), the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented, regarding the scope and results of the annual audit. The Committee also received the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1, as modified or supplemented, and discussed with Ernst & Young its independence. The Committee also considered whether the fees and services of Ernst & Young, as disclosed under "Auditors' Fees and Services" below, and determined that such fees and services are compatible with maintaining the independence of Ernst & Young.

         Based on the foregoing review and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 2, 2000.

         The foregoing Report of the Audit Committee shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference.

Lawrence H. Bober
Frank S. Greenberg
Richard Marlin

                           Auditors' Fees and Services

         Audit Fees. During the fiscal year ended December 2, 2000, Ernst & Young, LLP billed the Company an amount of $135,000 for professional services rendered in connection the audit of the Company's financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 2, 2000. The amount of fees billed for the review of the financial statements included in the Company's Forms 10-Q for the fiscal year ended December 2, 2000 was $12,000.

         All Other Fees. In addition to the audit fees, Ernst & Young, LLP billed the Company an amount of $10,000 for professional services rendered in connection with the review of the Company's tax returns and an amount of $20,000 with respect to assistance with the Company's tax refunds and carryforwards relating to our North Carolina operations.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Ernst & Young, LLP ("Ernst & Young"), Certified Public Accountants, 101 Independence Center, 101 North Tryon Street, Suite 1100, Charlotte, North Carolina, served as the Company's independent public accountants for its fiscal year ended December 2, 2000. Ernst & Young is expected to be formally selected as the Company's independent public accountants by the Company for the current fiscal year. In keeping with the Company's policy, formal selection of the Company's independent public accountants will be considered by the Company's newly-elected Board of Directors at the Annual Meeting of Directors to be held immediately following the Company's Annual Meeting on Thursday, May 3, 2001.

                                VOTING PROCEDURES

         Pursuant to Commission rules, a designated blank space is provided on the proxy card to withhold authority to vote for one or more nominees for directors for Class I. Votes withheld in connection with the election of one or more directors will not be counted in determining the votes cast and will have no effect on the vote. Under the rules of the National Association of Securities Dealers, Inc., brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Under the General Corporation Law of the State of Delaware, a broker non-vote will have no effect on the outcome of the election of directors.

                                     GENERAL

         The solicitation of proxies in the accompanying form is made by the Board of Directors. The cost of solicitation will be borne by the Company. In addition to the solicitation of proxies by mail, some of the officers, directors and other employees of the Company may also solicit proxies personally or by mail, telephone or telegraph, but they will not receive additional compensation for such services. Brokerage firms, custodians, banks, trustees, nominees or other fiduciaries holding shares of Common Stock in their names will be requested by the Company to forward proxy materials to their principals and will be reimbursed for their reasonable out-of-pocket expenses in doing so.

         As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters to be presented for action, but if any other matters properly come before the meeting, the persons voting the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment.

         It is important that proxies be returned promptly. Therefore, whether or not you plan to attend the meeting in person, you are urged to mark, date, execute and return your proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. The proxy may be revoked at any time before it is exercised. If you attend the meeting in person you may withdraw the proxy and vote your own shares.

Stockholder Proposals

         If you wish to submit a stockholder proposal for possible inclusion in the Company's proxy statement for its 2002 Annual Meeting of Stockholders, you must ensure that your proposal is received by us on or before December 1, 2001. If we do not receive your proposal by that date, no discussion of your proposal is required to be included in our 2002 proxy statement and we may use our discretionary authority to vote on the proposal if you do present it at our Annual Meeting of Stockholders.

         If you intend to present a proposal at our 2002 Annual Meeting of Stockholders and do not request inclusion of the proposal in our proxy statement, then we must receive notice of such proposal no earlier than January 3, 2002 and not later than January 23, 2002.

         THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 2, 2000, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, TO EACH OF THE COMPANY'S STOCKHOLDERS OF RECORD AS OF MARCH 9, 2001, AND EACH BENEFICIAL STOCKHOLDER ON THAT DATE, UPON RECEIPT OF A WRITTEN REQUEST THEREFOR MAILED TO THE COMPANY'S OFFICES, 200 MADISON AVENUE, NEW YORK, NEW YORK 10016, ATTENTION: SECRETARY. IN THE EVENT THAT EXHIBITS TO SUCH FORM 10-K ARE REQUESTED, A FEE WILL BE CHARGED FOR REPRODUCTION OF SUCH EXHIBITS. REQUESTS FROM BENEFICIAL STOCKHOLDERS MUST SET FORTH A GOOD FAITH REPRESENTATION AS TO SUCH OWNERSHIP AS OF MARCH 9, 2001.

                                          By Order of the Board of Directors,



                                          /s/ Sherman S. Lawrence
                                          -------------------------------------
                                          SHERMAN S. LAWRENCE
                                          Secretary

Dated:  April 2, 2001

EXHIBIT A

                             AUDIT COMMITTEE CHARTER

This Audit Committee Charter ("Charter") has been adopted by the Board of Directors (the "Board") of Fab Industries, Inc. (the "Company"). The Audit Committee of the Board (the "Committee") shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

Role and Independence; Organization

The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company and the independence and performance of the Company's internal and external auditors. It may also have such other duties as may from time to time be assigned to it by the Board. The membership of the Committee shall consist of at least three directors who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member should have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including having been a CEO, CFO or other senior officer with financial oversight responsibilities, all as set forth, and subject to the "phase in" periods reflected in, the applicable rules of the National Association of Securities Dealers, Inc.

The Committee shall maintain free and open communication with the independent auditors, the internal auditors and Company management. In discharging its oversight role, the Committee shall have full access to all Company books, records, facilities, personal and outside professionals. The Committee may retain independent special legal, accounting or other consultants as advisors.

One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit.

Responsibilities

The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, financial and auditing practices than do Committee members; accordingly the Committee's oversight role does not provide any expert or special assurance as to the Company's financial statements or any certification as to the work of the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations.

Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

         o Recommending to the Board the independent auditors to be retained to audit the financial statements of the Company, which auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

         o Evaluating, together with the Board, the performance of the independent auditors and, where appropriate, recommending the replacement of such auditors.

         o Annually obtaining from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board No. 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationship that may impact the objectivity and independence of the auditors and shall take or recommend that the Board take appropriate actions to oversee the auditors' independence.

         o Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61. Such discussions may include a review of sensitive accounting estimates, reserves and accruals, review of judgmental areas, review of audit adjustments (whether or not recorded), review of risk exposures that may have a material impact on the Company's financial statements and the steps management has taken to monitor and control such exposures and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on its review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders, if distributed prior to the filing of the Form 10-K).

         o Issuing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

         o Reviewing the annual management letter with the independent auditors.

         o Overseeing the relationship with the independent auditors, including discussing with the auditors the planning and staffing of the audit and the nature and rigor of the audit process, receiving and reviewing the audit reports, reviewing with the auditors any problems or difficulties the auditors may have encountered in carrying out their responsibilities and any management letters provided by the auditors and the Company's response to such letters, and providing the auditors full access to the Committee and the Board to report on all appropriate matters.

         o Reviewing significant changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, internal auditors or management.

         o Discussing with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, plans, results, budget and staffing, as well as providing oversight to internal audit activities, including review of significant reports prepared by the internal auditors, and management's responses.

         o Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

EXHIBIT B

                              FAB INDUSTRIES, INC.

                            2001 STOCK INCENTIVE PLAN

1.       Purpose of the Plan

         The purpose of the Fab Industries, Inc. 2001 Stock Incentive Plan (the "Plan") is to provide for officers, other employees and directors of, and consultants to, Fab Industries, Inc., a Delaware corporation (the "Company"), and its subsidiaries an incentive (a) to enter into and remain in the service of the Company or a subsidiary, (b) to enhance the long-term performance of the Company and its subsidiaries, and (c) to acquire a proprietary interest in the success of the Company and its subsidiaries.

2.       Definitions

         As used in the Plan, the following definitions apply to the terms indicated below:

         (a) "Affiliate" shall mean an entity (whether or not incorporated) controlling, controlled by or under common control with the Company.

         (b) "Award Agreement" shall mean an agreement, in such form and including such terms as the Committee in its sole discretion shall determine, evidencing an Incentive Award.

         (c) "Board of Directors" shall mean the Board of Directors of Fab Industries, Inc.

         (d) "Cause" shall have the meaning set forth in any employment agreement between the relevant Participant and the Company in effect as of the date the event giving rise to Cause occurred. In the absence of such an employment agreement provision, "Cause" shall mean: (i) any material violation by the Participant of the terms of any employment agreement between the Participant and the Company, including, without limitation, any employment or non-competition agreement, (ii) the Participant's conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (iii) conduct of the Participant related to the Participant's employment for which either criminal or civil penalties against the Participant or the Company may be sought; (iv) engaging in any substantiated act involving moral turpitude; (v) engaging in any act which, in each case, subjects, or if generally known would subject, the Company to public ridicule or embarrassment; (vi) material violation of the Company's policies, including, without limitation, those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in Company manuals or statements of policy; or (vii) serious neglect or misconduct in the performance of the Participant's duties for the Company or willful or repeated failure or refusal to perform such duties.

                  Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether a Participant's employment is (or is deemed to have been) terminated for Cause shall be made by the Committee in its sole discretion, which determination shall be final and binding on all parties. If, subsequent to a Participant's termination of employment (whether voluntary or involuntary) without Cause, it is discovered that the Participant's employment could have been terminated for Cause, such Participant's employment shall be deemed to have been terminated for Cause. A Participant's termination of employment for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (f) "Committee" shall mean the Compensation and Stock Option Committee of the Board of Directors; provided, however, that the Committee shall at all times consist of two or more persons, all of whom are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code.

         (g) "Company" shall mean Fab Industries, Inc. or any successor thereto. References to the Company also shall include the Company's Affiliates unless the context clearly indicates otherwise.

         (h) "Company Stock" shall mean the common stock of the Company, par value $0.20 per share.

         (i) "Disability" shall mean any physical or mental condition that would qualify the Participant for a disability benefit under the long-term disability plan maintained by, or for the employees of, the Company or, if there is no such plan, a physical or mental condition that prevents the Participant from performing the essential functions of the Participant's position (with or without reasonable accommodation) for a period of six consecutive months. The existence of a disability shall be determined by the Committee in its absolute discretion.

         (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         (k) "Fair Market Value" shall mean, with respect to a share of Company Stock on an applicable date:

                  (i) If the principal market for the Company Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price for Company Stock as reported for such Market on such date or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten
                           (10) business days preceding the applicable date;

                  (ii) If the Market is the NASDAQ National List, the NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Company Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten
                           (10) business days preceding the applicable date; or,

                  (iii) In the event that neither paragraph (i) nor (ii) shall apply, the Fair Market Value of a share of Company Stock on any day shall be determined in good faith by the Committee in a manner consistently applied.

         (l) "Incentive Award" shall mean either an Option or a share of Restricted Stock granted pursuant to the terms of the Plan.

         (m) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the agreement by which it is evidenced.

         (n) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of
                  Section 7(d) hereof. With respect to Restricted Stock issued pursuant to Section 6(i) hereof, the date on which the Option is exercised shall be the Issue Date.

         (o) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

         (p) "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 6 hereof.

         (q) "Participant" shall mean an officer, employee or director of, or a consultant to, the Company who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his or her death, the individual's successors, heirs, executors and administrators, as the case may be.

         (r) "Plan" shall mean this Fab Industries, Inc. 2001 Stock Incentive Plan, as it may be amended from time to time.

         (s) "Reload Option" shall mean an Option granted to a Participant in accordance with Section 6(f) hereof upon the exercise of an Option.

         (t) "Restricted Stock" shall mean a share of Company Stock that is granted pursuant to the terms of Sections 6(i) or 7 hereof and that is subject to the restrictions set forth in Section 7(c) hereof for so long as such restrictions continue to apply to such share.

         (u) References in this Plan to a "termination of employment" or to a Participant or other individual who terminates employment or the like, shall mean the Participant's ceasing to be employed by, to provide consulting or other services for, or to be a member of the Board of Directors of, the Company or any corporation (or any of its subsidiaries) which assumes the Participant's award in a transaction to which Section 424(a) of the Code applies. For purposes of the foregoing, if a Participant (a) at the time of reference, is engaged in more than one of the relationships with the Company described in
                  Section 5 hereof, or (b) ceases to be engaged in any one of such relationships with the Company and immediately is engaged in another of such relationships with the Company, then the Participant shall not be considered to have terminated employment until he ceases the last of such relationships with the Company.

         (v) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock may vest. With respect to Restricted Stock issued pursuant to Section 6(i) hereof, the Vesting Date shall be the date on which the applicable Option would vest.

3.       Stock Subject to the Plan

         (a)      Plan Limit

         Subject to adjustment as provided in Section 8 hereof, the Committee may grant Incentive Awards hereunder with respect to shares of Company Stock that in the aggregate do not exceed 200,000 shares of Company Stock. Incentive Awards granted under the Plan shall count against the foregoing limits at the time they are granted but shall again become available for grant under the Plan as follows:

                  (i) To the extent that any Options, together with any related rights granted under the Plan, terminate, expire or are canceled without having been exercised, the shares covered by such Options shall again be available for grant under the Plan.

                  (ii) To the extent any shares of Restricted Stock are forfeited or canceled for any reason, such shares shall again be available for grant under the Plan.

         Shares of Company Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

         (b)      Individual Limit

         Subject to adjustment as provided in Section 8 hereof, during any calendar year, the Committee shall not grant any one Participant Incentive Awards hereunder with respect to more than 50,000 shares of Company Stock, which limit shall include any shares represented by an Incentive Award that has been cancelled. Such Incentive Awards may be made up entirely of any one type of Incentive Award or any combination of types of Incentive Awards available under the Plan, in the Committee's sole discretion.

4.       Administration of the Plan

           The Plan shall be administered by the Committee. The Committee shall from time to time designate the individuals who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

           The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it, and to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate, and to delegate such administrative responsibilities as it deems appropriate; provided, however, that the Committee shall retain the responsibility to designate the Incentive Award recipients and the amount and type of such Incentive Awards. Decisions of the Committee shall be final and binding on all parties. The Committee's determinations under the Plan may, but need not, be uniform and may be made on a Participant-by-Participant basis (whether or not two or more Participants are similarly situated).

           The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option granted under the Plan becomes exercisable or vested, or otherwise adjust any of the terms of such Option (except that no such adjustment shall, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Incentive Award unless the Committee determines that such adjustment is necessary or appropriate to prevent such Incentive Award from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the
Code) and (ii) accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock granted under the Plan or otherwise adjust any of the terms of such Restricted Stock.

           Whether an authorized leave of absence or absence in military or government service shall constitute termination of employment shall be determined by the Committee in its absolute discretion, subject to applicable law.

           No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.       Eligibility

           The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be (i) officers and salaried employees of the Company (including salaried employees who are also directors and prospective salaried employees conditioned on their becoming salaried employees), (ii) members of the Board of Directors, (iii) such consultants to the Company as the Committee shall select in its discretion and (iv) any other key persons, as determined by the Committee in its sole discretion; provided, however, that Incentive Stock Options may be granted only to employees of the Company. For purposes of the preceding sentence, employee means an individual who is (or is expected to be) classified as an employee of the Company for purposes of the Company's payroll.

6.       Options

           The Committee may grant Options pursuant to the Plan. Each Option shall be evidenced by an Award Agreement in such form and including such terms as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

         (a)      Identification of Options

           Each Option granted under the Plan shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or as a Non-Qualified Stock Option. In the absence of such identification, an Option shall be deemed to be a Non-Qualified Stock Option.

         (b)      Exercise Price

           The exercise price-per-share of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine (which may be equal to, less than or greater than the then Fair Market Value of a share of Company Stock) on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by law. Subject to Paragraph (e) of this Section 6, the exercise price-per-share of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Incentive Stock Option is granted (except as permitted in connection with the assumption or issuance of Options in a transaction to which
Section 424(a) of the Code applies). To the extent any compensation payable in respect of an Option is intended to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the exercise price-per-share of such Option shall be not less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Option is granted.

         (c)      Vesting of Options

           Unless otherwise provided in the applicable Award Agreement, each Option shall vest with respect to a number of shares of Company Stock as close as possible to 1/5 of the shares of Company Stock subject to such Option on each of the first five anniversaries of the date such Option is granted.

         (d)      Term and Exercise of Options

                  (1) Except as provided in Section 6(i) hereof, an Option shall first be exercisable as of the date on which (and to the extent that) it vests, and shall remain exercisable until the expiration of ten (10) years from the date such Option was granted; provided, however, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or the applicable Award Agreement.

                  (2) Each Option shall be exercisable in whole or in part; provided, however, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000 unless such partial exercise represents the entire unexercised portion of the Option or the entire portion of the Option that is then vested. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the Award Agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(d)(4) hereof.

                  (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Chief Financial Officer, at such time as the Committee may require. Such notice shall be accompanied by the Award Agreement evidencing the Option, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such Award Agreement shall be returned to such Participant. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either:

                           (i) in cash, by certified check, bank cashier's check or wire transfer; or

                           (ii) unless provided otherwise in the applicable Award Agreement, in shares of Company Stock owned by the Participant (which, if acquired pursuant to the exercise of a stock option, were acquired at least six months prior to the option exercise date) and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Company Stock with the balance in cash, by certified check, bank cashier's check or wire transfer; or

                           (iii) unless provided otherwise in the applicable Award Agreement, pursuant to procedures adopted by the Committee whereby the Participant, by a properly written notice, shall direct (A) an immediate market sale or margin loan respecting all or a part of the shares of Company Stock to which the Participant is entitled upon exercise pursuant to an extension of credit by the Company to the Participant of the exercise price, (B) the delivery of the shares of Company Stock from the Company directly to the brokerage firm, and (C) the delivery of the exercise price from the sale or margin loan proceeds from the brokerage firm directly to the Company; or

                           (iv) at the discretion of the Committee and to the extent permitted by law, by such other provision as the Committee may from time to time prescribe.

Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Chief Financial Officer of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Chief Financial Officer of the Company shall require from time to time.

                  (4) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his or her beneficiary, as the case may be, and delivered to the Participant or his or her beneficiary, as the case may be, as soon as practicable following the effective date on which the Option is exercised.

         (e)      Limitations on Grant of Incentive Stock Options

                  (1) To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options granted under this Plan and all other plans of the Company (and any plans of any "subsidiary corporation" or "parent corporation" of the Company within the meaning of Section 424 of the Code) are first exercisable by any employee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under
                           Section 422 of the Code, such options shall be treated as Non-Qualified Stock Options. In such an event, the determination of which Options shall remain Incentive Stock Options and which shall be treated as Non-Qualified Stock Options shall be based on the order in which such Options were granted, with the excess over the first $100,000 granted deemed to be Non-Qualified Stock Options. All other terms and provisions of such Options that are deemed to be Non-Qualified Stock Options shall remain unchanged.

                  (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its "subsidiary corporations" or "parent corporations" (within the meaning of Section 424 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and
                           (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

         (f)      Grants of Reload Options

           If provided in the applicable Award Agreement, an additional option (the "Reload Option") shall be granted to any Participant who, pursuant to
Section 6(d)(3)(ii), delivers shares of Company Stock in partial or full payment of the exercise price of an Option (the "Original Option"). The Reload Option shall be for a number of shares of Company Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of Company Stock on the date of exercise of the Original Option, and shall have an expiration date no later than the expiration date of the Original Option. A Reload Option may be granted only if the exercise price-per-share of the Original Option is no less than the Fair Market Value of a share of Company Stock on its date of grant.

         (g)      Effect of Termination of Employment

                  (1) Unless otherwise provided in an applicable Award Agreement, in the event that the employment of a Participant with the Company shall terminate for any reason other than Cause or death (i) Options granted to such Participant, to the extent that they were vested at the time of such termination, shall remain exercisable until the expiration of 90 days (one year if the termination is by reason of Disability) after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not vested at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

                  (2) Unless otherwise provided in an applicable Award Agreement, in the event that the Participant dies while employed by the Company or during the 90-day period under Section 6(g)(1), (i) Options granted to such Participant, to the extent that they were vested at the time of death, shall remain exercisable (pursuant to Section 15 hereof) until the expiration of one year after the Participant's death, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not vested at the time of death, shall expire at the close of business on the date of the Participant's death; provided, however, that no Option shall be exercisable after the expiration of its term.

                  (3) Unless otherwise provided in an applicable Award Agreement, in the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the effective date of such termination (or deemed termination in accordance with Section 2(d)).

         (h)      Other Option Grants

           The Committee, in its discretion, may grant Options with terms different than those set forth herein to the extent that such Options are in substitution for and have terms equivalent to options granted by another company that was merged into or acquired by the Company or an Affiliate, or whose assets or substantially all of whose assets were acquired by the Company or an Affiliate.

         (i)      Pre-Vesting Exercise

           The Committee, in an Award Agreement, may permit a Participant to exercise an Option prior to the date on which it vests; provided, however, the shares of Company Stock issuable upon exercise of such Option shall be Restricted Stock.

7.       Restricted Stock

           The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by an Award Agreement in such form and containing such terms and conditions and subject to such agreements or understandings as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

         (a)      Issue Date and Vesting Date

           At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections 7(c) and 7(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 7(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 7(b) hereof are satisfied, and except as provided in Sections 7(c) and 7(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 7(c) hereof shall cease to apply to such share.

         (b)      Conditions to Vesting

           At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant of such shares.

         (c)      Restrictions on Transfer Prior to Vesting

           Prior to the vesting of a share of Restricted Stock, the Participant may not transfer or assign the Participant's rights to such share of Company Stock or to any cash payment related thereto. Until a share of Company Stock so vests, no attempt to transfer or assign such shares or the right to any cash payment related thereto, whether by transfer, pledge, hypothecation or otherwise and whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee or assignee with any interest or right in or with respect to such share of Company Stock or such cash payment, and the attempted transfer or assignment shall be of no force and effect, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

         (d)      Issuance of Certificates

                  (1) Except as provided in Sections 7(c) or 7(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                                 The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Fab Industries, Inc. 2001 Stock Incentive Plan and an agreement entered into between the registered owner of such shares and Fab Industries, Inc. A copy of the Plan and such agreement is on file at the corporate offices of Fab Industries, Inc.

                           Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

                  (2) Each certificate issued pursuant to Section 7(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company (the "Certificate Custodian"). The Company may designate itself as the Certificate Custodian. The Company shall cause such Certificate Custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

         (e)      Consequences Upon Vesting

           Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 7(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 7(d)(1) hereof, together with any other property of the Participant held by the Certificate Custodian pursuant to
Section 8(b) hereof.

         (f)      Forfeiture and Repayment

           Upon termination of a Participant's employment with the Company or an Affiliate for any reason (including death), all unvested shares of Restricted Stock issued pursuant to Section 7 hereof immediately and irrevocably shall be forfeited. In the event of any such forfeiture, the Certificate Custodian shall surrender to the Company as soon as practicable after the effective date of such forfeiture all certificates for such shares issued to the Participant by the Company. As soon as practicable after such surrender, but in no event later than 30 days after such surrender, the Participant shall be entitled to a payment by the Company of an amount, in cash equal to any amounts paid by the Participant as consideration for the issuance of such shares of Restricted Stock.

8.       Adjustment Upon Changes in Company Stock

         (a)      Shares Available for Grants

           Subject to any required action by the stockholders of the Company, in the event of any change in the number of shares of Company Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Company Stock with respect to which the Committee may grant Incentive Awards under Section 3 hereof shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Company Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Company Stock with respect to which Incentive Awards may be granted under Section 3 hereof as the Committee may deem appropriate. Any such adjustment pursuant to this Section 8(a) shall be made by the Committee, whose determination shall be final, binding and conclusive.

         (b)      Outstanding Restricted Stock

           Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to an unvested share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, as a result of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, will not vest until such share of Restricted Stock vests, and shall be promptly deposited with the Certificate Custodian designated pursuant to Section 7(d)(2) hereof.

           The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, to reflect any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

         (c) Outstanding Options -- Increase or Decrease in Issued Shares Without Consideration

           Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Company Stock resulting from a subdivision or consolidation of shares of Company Stock or the payment of a stock dividend (but only on the shares of Company Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of Company Stock subject to each outstanding Option and the exercise price-per-share of Company Stock of each such Option. Any such adjustment pursuant to this Section 8(c) shall be made by the Committee, whose determination shall be final, binding and conclusive.

         (d)      Outstanding Options -- Certain Mergers

           Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Company Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Company Stock subject to such Option would have received in such merger or consolidation.

         (e)      Outstanding Options -- Certain Other Transactions

           In the event of (1) a dissolution or liquidation of the Company, (2) a sale of all or substantially all of the Company's assets, (3) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (4) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Company Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

                  (i) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Company Stock subject to such Option, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Company Stock as a result of such event over (B) the exercise price-per-share of such Option; or

                  (ii) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property which a holder of the number of shares of Company Stock subject to such Option would have received in such transaction and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option or stock appreciation right or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.

         (f)      Outstanding Options -- Other Changes

           In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 8(c), (d) or (e) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per-share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Committee determines it is appropriate, the Committee may elect to cancel each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Company Stock subject to such Option, respectively, equal to the excess of (A) the Fair Market Value of Company Stock on the date of such cancellation over (B) the exercise price-per-share of such Option.

         (g)      Effect of Loss of Affiliate Status

           If an entity ceases to be an Affiliate because the Company sells its interest in such entity to another party or parties, such event shall constitute a termination of employment from the Company and its Affiliates by Participants employed by such entity as of the date it ceases to be an Affiliate. The Committee may, but need not, adjust the provisions of the Plan related to the expiration of any Incentive Awards not yet exercisable at termination of employment, as it considers appropriate in connection with the specific event resulting in loss of Affiliate status.

         (h)      No Other Rights

           Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Company Stock subject to an Incentive Award or the exercise price of any Option.

9. Rights as a Stockholder

           No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date that the Participant becomes the registered owner of such shares. Except as otherwise expressly provided in Section 8 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

10. No Special Employment Rights; No Right to Incentive Award

           Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

           No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

11. Securities Matters

         (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable. The Company shall not permit any shares of Company Stock to be issued pursuant to the Plan unless such shares of Company Stock are fully paid and non-assessable, within the meaning of Section 152 of the Delaware General Corporation Law, except as otherwise permitted by Section 153(c) of the Delaware General Corporation Law.

         (b) The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Company Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Company Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain a refund of any amount paid with respect thereto.

12. Withholding Taxes

         (a)      Cash Remittance

           Whenever shares of Company Stock are to be issued upon the exercise of an Option, the Company shall have the right to require the Participant to remit to the Company, in cash, an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares.

         (b)      Stock Remittance

           At the election of the Participant, subject to the approval of the Committee, when shares of Company Stock are to be issued upon the exercise of an Option or the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock in lieu of the remittance required by Section 12(a) hereof, the Participant may tender to the Company a number of shares of Company Stock, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence, grant or payment and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence, grant or payment.

(c)      Stock Withholding

           The Company shall have the right, when shares of Company Stock are to be issued upon the exercise of an Option or the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock in lieu of requiring the remittance required by Section 12(a) hereof, to withhold a number of such shares, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence, grant or payment and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence, grant or payment.

13.      Amendment or Termination of the Plan

           The Board of Directors may, at any time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that if and to the extent required under Section 422 of the Code (if and to the extent that the Board of Directors deems it appropriate to comply with Section 422) and if and to the extent required to treat some or all of the Incentive Awards as "performance-based compensation" within the meaning of Section 162(m) of the Code (if and to the extent that the Board of Directors deems it appropriate to meet such requirements), no amendment shall be effective without the approval of the stockholders of the Company, that (i) except as provided in Section 8 hereof, increases the number of shares of Company Stock with respect to which Incentive Awards may be issued under the Plan, (ii) modifies the class of individuals eligible to participate in the Plan or (iii) materially increases the benefits accruing to individuals pursuant to the Plan. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No action under this Section 13 may, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Incentive Award except to the extent that the Board of Directors determines that such amendment is necessary or appropriate to prevent such Incentive Awards from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

14.      No Obligation to Exercise

           The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

15.      Transfers Upon Death

           Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award. In the event that at any time any doubt exists as to the right of any person to exercise or receive a payment under an Incentive Award, the Committee shall be entitled, in its discretion, to delay such exercise or payment until it is satisfied that such right has been confirmed (which may, but need not be, by order of a court of competent jurisdiction), or to permit such exercise or make payment only upon receipt of a bond or similar indemnification (in such amount and in such form as is satisfactory to the Committee). Except as provided in this Section 15 or otherwise provided in the Plan or any applicable Award Agreement, no Incentive Award shall be transferable, and Incentive Awards shall be exercisable only by a Participant during the Participant's lifetime.

16.      Expenses and Receipts

           The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

17.      Limitations Imposed by Section 162(m)

           Notwithstanding any other provision hereunder, if and to the extent that the Committee determines the Company's federal tax deduction in respect of an Incentive Award may be limited as a result of Section 162(m) of the Code, the Committee may take the following actions:

         (a) With respect to Options, the Committee may delay the payment in respect of such Options until a date that is within 30 days after the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code. In the event that a Participant exercises an Option at a time when the Participant is a "covered employee," and the Committee determines to delay the payment in respect of such any Incentive Award, the Committee shall credit cash or, in the case of an amount payable in Company Stock, the Fair Market Value of the Company Stock, payable to the Participant to a book account. The Participant shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

         (b) With respect to Restricted Stock, the Committee may require the Participant to surrender to the Committee any certificates with respect to Restricted Stock, in order to cancel the awards of such Restricted Stock. In exchange for such cancellation, the Committee shall credit to a book account a cash amount equal to the Fair Market Value of the shares of Company Stock subject to such awards. The amount credited to the book account shall be paid to the Participant within 30 days after the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code. The Participant shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

18.      Participant Obligation to Notify

           In the event that the Participant (a) disposes of any shares of Company Stock acquired upon the exercise of an Incentive Stock Option (i) prior to the expiration of two years after the date such Incentive Stock Option was granted or prior to one year after the date the shares were acquired or (ii) under any other circumstances described in Section 422(a) of the Code or any successor provision, or (b) makes an election under Section 83(b) of the Code (or any successor provision) with respect to Restricted Stock, the Participant shall notify the Company of such disposition or election within ten days thereof.

19.      Failure to Comply

           In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or beneficiary or permitted transferee) to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or beneficiary or permitted transferee) evidencing an Incentive Award, unless such failure is remedied by such Participant (or beneficiary or permitted transferee) within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

20.      Effective Date of Plan

           The Plan was adopted by the Board of Directors on March 29, 2001, and shall be effective as of such date, subject to approval by the stockholders of the Company. Incentive Awards may be granted under the Plan at any time prior to the receipt of such stockholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option may be exercised prior to the receipt of such stockholder approval and no share certificate shall be issued pursuant to a grant of Restricted Stock prior to the receipt of such approval. If the Plan is not so approved on or before March 29, 2002, then the Plan and all Incentive Awards then outstanding under the Plan shall forthwith automatically terminate and be of no force or effect.

21.      Term of the Plan

           The right to grant Incentive Awards under the Plan will terminate upon the expiration of 10 years after the date the Plan was adopted by the Board of Directors.

22.      Applicable Law

           Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of law.

                              FAB INDUSTRIES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 3, 2001

            This Proxy Solicited on Behalf of the Board of Directors

       THE UNDERSIGNED, revoking all previous proxies, hereby appoints DAVID A. MILLER and SHERMAN S. LAWRENCE, and each of them, attorneys and proxies with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, and with all the powers the undersigned would possess if personally present, to vote all of the shares of Common Stock of FAB INDUSTRIES, INC. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of the Company to be held on Thursday, May 3, 2001 at 10:15 a.m., at the principal office of the Company, 200 Madison Avenue, New York, New York 10016, and at any adjournment or adjournments thereof, as instructed below and in their discretion with respect to any other matter that may properly come before such meeting.

       THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO SUCH INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTORS AND IN FAVOR OF THE APPROVAL OF THE FAB INDUSTRIES, INC. 2001 STOCK INCENTIVE PLAN, AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

                                                              (See reverse side)

1.       Election of Two (2) Directors to Class I

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED.


       FOR ALL NOMINEES LISTED                   WITHHOLD AUTHORITY

       (except as marked to the contrary)        to vote for all nominees listed

       |-|                                       |-|


       (Instruction: To withhold authority to vote for any individual Class I nominee, strike a line through the nominee's name in the list below.)


       To Class I of the Board of Directors (to hold office until the 2004 Annual Meeting of Stockholders):

       Susan B. Lerner

       Richard Marlin

2.     Approval of the Fab Industries, Inc. 2001 Stock Incentive Plan


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PLAN.


       FOR                          AGAINST                   ABSTAIN

       |-|                          |-|                       |-|


3. In their discretion, upon any other business that may properly come before the meeting.


                                      Dated: ____________________________, 2001


                                      ------------------------------------------

                                      Signature

                                      ------------------------------------------
                                      Name (Print)

                                      Note: Please sign exactly as your name or names appear hereon. Joint owners should each sign personally. When signing as executor, administrator, corporation officer, attorney, agent, trustee or guardian, etc., please add your full title to your signature.

                                      Note: Please date, mark (in blue or black ink), sign and mail this Proxy in the envelop provided for this purpose. No postage is required for mailing in the United States.